UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): August 25, 2006

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-17072                   11-2844247
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


      100 Sweeneydale Avenue, Bayshore, New York                   11706
      (Address of Principal Executive Offices)                   (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

     On August 25, 2006, Windswept Environmental Group, Inc. ("Windswept") entered into an Amendment and Fee Waiver Agreement (the "Amendment and Fee Waiver Agreement") with Laurus Master Fund, Ltd. ("Laurus"), pursuant to which Laurus agreed to further amend the terms of the registration rights agreement between Windswept and Laurus dated as of June 30, 2005 (the "Registration Rights Agreement"). A copy of the Amendment and Fee Waiver Agreement is attached as
Exhibit 10.1 and is incorporated by reference herein.

     The terms of the Registration Rights Agreement, as amended pursuant to an amendment and fee waiver agreement dated July 21, 2006 (the "July Amendment"), require Windswept to file a registration statement (the "Initial Registration Statement") and have it declared effective by the Securities and Exchange Commission (the "SEC") by August 25, 2006 covering a portion of the shares of common stock underlying each of the following:
     o The amended and restated secured convertible term note, dated October 6, 2005, issued by Windswept to Laurus in the original aggregate principal amount of $7,350,000 (currently $5,942,175), maturing on June 30, 2008 (the "Note");
     o The option issued by Windswept to Laurus on June 30, 2005 originally to purchase 30,395,179 shares of Windswept's common stock (the "Option"); and
     o The warrant issued by Windswept to Laurus on June 30, 2005 to purchase 13,750,000 shares of Windswept's common stock (the "Warrant").

     Pursuant to the Amendment and Fee Waiver Agreement, Windswept and Laurus agreed to extend the deadline by which the Initial Registration Statement must be declared effective by the SEC from August 25, 2006 to September 20, 2006.

     The Registration Rights Agreement and the July Amendment provided that, beginning August 26, 2006, Windswept would be required to pay to Laurus the following fees (the "Fees") in the event that the registration statement is not effective by August 25, 2006:
     o 1.5% of the principal outstanding on the Note, for the first thirty days, prorated for partial periods; and
     o 2.0% of the principal outstanding on the Note, for each subsequent thirty day period, prorated for partial periods.

     Pursuant to the Amendment and Fee Waiver Agreement, the date by which any Fees may accrue and become payable has been postponed until September 21, 2006 with respect to the Initial Registration Statement.

Item 9.01.        Exhibits.

(d) Exhibits.

10.1. Amendment and Fee Waiver Agreement, dated August 25, 2006.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WINDSWEPT ENVIRONMENTAL GROUP, INC.



                                    By: /s/Arthur Wasserspring
                                       ---------------------------------
                                       Name: Arthur Wasserspring
                                       Title: Chief Financial Officer

Date:  August 29, 2006



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


                                  Exhibit Index


10.1. Amendment and Fee Waiver Agreement, dated August 25, 2006.